Exhibit 10.19
EXECUTION COPY
TRICO MARINE SERVICES, INC.
3.00% Senior Convertible Debentures due 2027
REGISTRATION RIGHTS AGREEMENT
February 7, 2007
Lehman Brothers Inc.
Deutsche Bank Securities Inc.
Jefferies & Company, Inc.
c/o Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019
     Ladies and Gentlemen:
          Trico Marine Services, Inc., a Delaware corporation (the “Issuer”), propose to issue and sell to certain initial purchasers (collectively, the “Initial Purchasers”) named in that certain Purchase Agreement, dated February 1, 2007 (the “Purchase Agreement”), between the Issuer and Lehman Brothers Inc., Deutsche Bank Securities Inc. and Jefferies & Company, Inc., upon the terms set forth therein, up to $125,000,000 aggregate principal amount 3.00% Senior Convertible Debentures due 2027 (the “Debentures”) (or up to $150,000,000 aggregate principal amount if the Initial Purchasers exercise in full their option to purchase additional Debentures, as set forth in the Purchase Agreement) to be issued pursuant to an indenture (as the same may be modified, supplemented or amended from time to time, the “Indenture”), dated as of the date hereof, among the Issuer and Wells Fargo, National Association, as trustee. The Debentures will be convertible into fully paid, nonassessable common stock, $0.01 par value per share (the “Common Stock”), of the Issuer on the terms, and subject to the conditions set forth in the Indenture.
          Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Indenture.
          As an inducement to the Initial Purchasers to enter into the Purchase Agreement and to purchase the Debentures, the Issuers agree with you for the benefit of the Holders (as defined below) as follows:
     1. Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

     Additional Interest: as defined in Section 3(a) hereof.
     Additional Interest Payment Date: each January 15 and July 15, commencing July 15, 2007.
     Agreement: this Registration Rights Agreement, as amended, modified or otherwise supplemented from time to time in accordance with the terms hereof.
     Broker-Dealer: any broker or dealer registered under the Exchange Act.
     Business Day: a day other than a Saturday or Sunday or any day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.
     Closing Date: the date of this Agreement.
     Commission: Securities and Exchange Commission.
     Common Stock: as defined in the preamble hereto.
     Debentures: as defined in the preamble hereto.
     Effectiveness Period: as defined in Section 2(a)(iii) hereof.
     Effectiveness Target Date: as defined in Section 2(a)(ii) hereof.
     Exchange Act: Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.
     Holder: a Person who owns, beneficially or otherwise, Transfer Restricted Securities.
     Indemnified Holder: as defined in Section 6(a) hereof.
     Indenture: as defined in the preamble hereto.
     Initial Purchasers: as defined in the preamble hereto.
     Issuer: as defined in the preamble hereto.
     Majority of Holders: Registered Holders of a number of shares of the then outstanding Common Stock constituting Transfer Restricted Securities and an aggregate principal amount of then outstanding Debentures constituting Transfer Restricted Securities, such that the sum of such shares of Common Stock and the shares of Common Stock issuable upon conversion of such Debentures constitute in excess of 50% of the sum of all of the then outstanding shares of Common Stock constituting Transfer Restricted Securities and the number of shares of Common Stock issuable upon conversion of then outstanding Debentures constituting Transfer Restricted Securities, in each case assuming that the Debentures are then convertible and that no cash is paid upon a conversion of the Debentures. For purposes of the immediately preceding sentence, (i) any Holder may elect to make any request, notice, demand, objection or other action hereunder with respect to all or any portion of Transfer Restricted Securities held by it and only the portion as to which such action is taken shall be included in the numerator of the fraction described in the preceding sentence and (ii) Transfer Restricted Securities owned, directly or indirectly, by the Issuer or its Affiliates shall be deemed not to be outstanding.
     NASD: National Association of Securities Dealers, Inc.
     New Securities: as defined in Section 10(d).
     Person: an individual, partnership, corporation, unincorporated organization, limited liability company, trust, joint venture or a government or agency or political subdivision thereof.
     Prospectus: the prospectus included in a Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated pursuant to the Securities Act and any preliminary prospectus), as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.
     Purchase Agreement: as defined in the preamble hereto.
     QIU: as defined in Section 4(b)(xi) hereof.
     Questionnaire: as defined in Section 2(b) hereof.
     Questionnaire Deadline: as defined in Section 2(b) hereof.
     Record Holder: with respect to any Additional Interest Payment Date, each Person who is a Holder on the record date with respect to such Additional Interest Payment Date, which record date shall be the January 1 and July 1 immediately preceding the relevant January 15 or July 15 Additional Interest Payment Date, respectively.
     Registration Default: as defined in Section 3(a) hereof.
     Securities Act: Securities Act of 1933, as amended, and the rules and resolutions of the Commission thereunder.
     Shelf Filing Deadline: as defined in Section 2(a)(i) hereof.
     Shelf Registration Statement: as defined in Section 2(a)(i) hereof.
     Suspension Notice: as defined in Section 4(c) hereof.
     Suspension Period: As defined in Section 4(b)(i) hereof.
     TIA: Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder, in each case, as in effect on the date the Indenture is qualified under the TIA.

     Transfer Restricted Securities: each of the Debentures and each of the shares of Common Stock or New Securities issued upon conversion of the Debentures until the earliest of, in the case of any such Debentures or share(s) of Common Stock or New Securities: (i) the date on which holders of such Debentures or such shares of Common Stock or New Securities issued upon conversion thereof, other than Affiliates of the Issuer, may sell or transfer all such securities immediately without restriction (including without volume or manner of sale or filing restrictions) pursuant to Rule 144(k) under the Securities Act (or any other similar provision then in force); (ii) the date on which such Debentures or such shares of Common Stock or New Securities issued upon conversion thereof has been effectively registered under the Securities Act with the Shelf Registration Statement and sold pursuant thereto; or (iii) the date when such Debentures or such shares of Common Stock or New Securities issued upon conversion have ceased to be outstanding (whether as a result of repurchase and cancellation, conversion or otherwise).
     Underwritten Registration or Underwritten Offering: a registration in which Transfer Restricted Securities are sold to an underwriter for reoffering to the public.
     2. Shelf Registration.
     (a) The Issuer shall (i) not later than 90 days after the date hereof (the “Shelf Filing Deadline”), cause to be filed a registration statement for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (together with any amendments thereto, any registration statement required by Section 2(d) and including any documents incorporated by reference therein, the “Shelf Registration Statement”), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities held by Holders that have provided the information required pursuant to the terms of Section 2(b) hereof, (ii) use reasonable best efforts to cause the Shelf Registration Statement to be declared effective by the Commission not later than 180 days after the date hereof (the “Effectiveness Target Date”) and (iii) use reasonable best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 4(b) hereof to the extent necessary to ensure that it (A) is available for resales by the Holders of Transfer Restricted Securities entitled to the benefit of this Agreement and (B) conforms with the requirements of this Agreement and the Securities Act for a period (the “Effectiveness Period”) ending on the earliest of (1) the date when the Holders of the Transfer Restricted Securities, other than Affiliates of the Issuer, are able to sell all Transfer Restricted Securities immediately without volume, manner of sale, filing or other restriction under Rule 144(k) under the Securities Act, (2) the date when all Transfer Restricted Securities are registered under the Shelf Registration Statement and sold pursuant thereto or (3) the date when all Transfer Restricted Securities have ceased to be outstanding (whether as a result of repurchase and cancellation, conversion or otherwise).
     (b) To have its Transfer Restricted Securities included in the Shelf Registration Statement pursuant to this Agreement, each Holder shall complete the Selling Securityholder Notice and Questionnaire, the form of which is contained in Appendix A to the Offering Memorandum relating to the Debentures (the “Questionnaire”). Holders are required to complete and deliver the Questionnaire to the

Issuer within 10 Business Days prior to the effectiveness of the registration statement (the “Questionnaire Deadline”) in order to be named as selling securityholders in the Prospectus at the time that the Shelf Registration Statement is declared effective. Upon receipt of a Questionnaire from a Holder on or prior to the Questionnaire Deadline, the Issuer shall include such Holder’s Transfer Restricted Securities in the Shelf Registration Statement and the Prospectus. In addition, promptly upon the request of a Holder given to the Issuer at any time, the Issuer shall deliver a Questionnaire to such Holder. Any Holder that does not complete and deliver a Questionnaire prior to the Questionnaire Deadline may not be named as a selling securityholder in the Shelf Registration Statement at the time that it is declared effective. Upon receipt of a completed Questionnaire from a Holder who did not complete and deliver a Questionnaire prior to the Questionnaire Deadline, the Issuer shall, within 20 Business Days of such receipt, file such amendments to the Shelf Registration Statement or supplements to a related Prospectus as are necessary to permit such Holder to deliver such Prospectus to transferees of Transfer Restricted Securities; provided, that if a post-effective amendment to the Shelf Registration Statement is required, the Issuer shall not be obligated to file more than one amendment for all such Holders in any one fiscal quarter unless the aggregate principal amount of all Transfer Restricted Securities requested to be included in such amendment or supplement by all such Holders exceeds $5,000,000.
     The Issuer will give notice to all Holders of the effectiveness of the Shelf Registration Statement by issuing a press release to Business Wire or PR Newswire.
     (c) Upon receipt of written request for additional information from the Issuer, each Holder who intends to be named as a selling securityholder in the Shelf Registration Statement shall furnish to the Issuer in writing, within five Business Days after such Holder’s receipt of such request, such additional information regarding such Holder and the proposed distribution by such Holder of its Transfer Restricted Securities, in connection with the Shelf Registration Statement or Prospectus or Preliminary Prospectus included therein and in any application to be filed with or under state securities law, as the Issuer may reasonably request. Each Holder as to which the Shelf Registration Statement is being effected agrees to furnish promptly to the Issuer all information required to be disclosed in order to make information previously furnished to the Issuer by such Holder not materially misleading. Notwithstanding the foregoing, the Issuer shall not be required to name as a selling stockholder in the Shelf Registration Statement or Prospectus or Preliminary Prospectus included therein or supplement thereto, or request information from, any Holder that has not completed and delivered a Questionnaire to the Issuer within the time periods specified herein.
     3. Additional Interest.
     (a) If (i) the Shelf Registration Statement is not filed with the Commission prior to or on the Shelf Filing Deadline, (ii) the Shelf Registration Statement has not been declared effective by the Commission prior to or on the Effectiveness Target Date, (iii) except as provided in Section 4(b)(i) hereof, the Shelf Registration Statement is filed and declared effective but, during the Effectiveness Period, shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded within five

Business Days by an effective post-effective amendment to the Shelf Registration Statement, a supplement to the Prospectus or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act that cures such failure, or (iv) (A) prior to or on the 45th or 60th day, as the case may be, of any Suspension Period, such suspension has not been terminated or (B) Suspension Periods exceed an aggregate of 90 days in any 360 day period, (each such event referred to in foregoing clauses (i) through (iv), a “Registration Default”), the Issuer hereby agrees to pay additional interest (“Additional Interest”) with respect to Debentures that are Transfer Restricted Securities from and including the day following the Registration Default to, but excluding, the earlier of the day on which the Registration Default has been cured or the end of the Effectiveness Period, accruing at a rate, to each holder of Debentures, (x) with respect to the first 90-day period during which a Registration Default shall have occurred and be continuing, equal to 0.25% per annum of the principal amount of the Debentures, and (y) with respect to the period commencing on the 91st day following the day the Registration Default shall have occurred and be continuing, equal to 0.50% per annum of the principal amount of the Debentures; provided, that (1) in no event shall Additional Interest accrue at an aggregate rate per year exceeding 0.50% of the principal amount of the Debentures and (2) Additional Interest with respect to such Transferred Restricted Securities shall not accrue under more than one of the foregoing clauses (i), (ii), (iii) and (iv) at any one time. No Additional Interest shall be payable on any Debentures that have been converted into shares of Common Stock or such Common Stock.
     (b) All accrued Additional Interest shall be paid in arrears to Record Holders by the Issuer on each Additional Interest Payment Date by wire transfer of immediately available funds or by federal funds check in accordance with the terms of the Indenture. Following the cure of all Registration Defaults relating to any particular Debentures, the accrual of Additional Interest with respect to such Debentures will cease. The Issuer agrees to deliver all notices, certificates and other documents contemplated by the Indenture in connection with the payment of Additional Interest.
     The Additional Interest set forth above shall be the exclusive monetary remedy available to the Holders of Transfer Restricted Securities for such Registration Default.
     (c) To the extent permitted by applicable law and the interpretations of the staff of the SEC, the Shelf Registration Statement may be terminated with respect to the Transfer Restricted Securities at any time after the Effectiveness Period.
     4. Registration Procedures.
     (a) In connection with the registration of the Transfer Restricted Securities, the Issuer shall comply with all the provisions of Section 4(b) hereof and shall use its reasonable best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto, shall as expeditiously as possible prepare and file with the Commission a Shelf Registration Statement relating to the registration on any appropriate form under the Securities Act.

     (b) In connection with the Shelf Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities, the Issuer shall:
     (i) Subject to any notice by the Issuer in accordance with this Section 4(b) of the existence of any fact or event of the kind described in Section 4(b)(iii)(D), use reasonable best efforts to keep the Shelf Registration Statement continuously effective during the Effectiveness Period; upon the occurrence of any event that would cause the Shelf Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not be effective and usable for resale of Transfer Restricted Securities during the Effectiveness Period, the Issuer shall file promptly an appropriate amendment to the Shelf Registration Statement, a supplement to the Prospectus or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its reasonable best efforts to cause such amendment to be declared effective and the Shelf Registration Statement and the related Prospectus to become usable for their intended purposes as soon as practicable thereafter. Notwithstanding the foregoing, the Issuer may suspend the effectiveness of the Shelf Registration Statement by written notice to the Holders for a period not to exceed an aggregate of 45 days in any 90-day period (each such period, a “Suspension Period”) and not to exceed an aggregate of 90 days in any 360-day period if (A) (x) an event occurs and is continuing as a result of which the Shelf Registration Statement would, in the Issuer’s reasonable judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (y) the Issuer reasonably determines that the disclosure of the information needed to correct such misstatements or omissions at such time would have a material adverse effect on the business of the Issuer (and its subsidiaries, if any, taken as a whole); or (B) if the Board reasonably and in good faith determines that it is in the best interest of the Issuer not to disclose the existence of, or facts surrounding, any proposed or pending material corporate transaction involving the Issuer or its subsidiaries, and the Issuer notifies the selling Holders within two Business Days after such determination is made; provided, that in the event the disclosure relates to a previously undisclosed proposed or pending material business transaction or agreement, the disclosure of which would impede the Issuer’s ability to consummate such transaction or agreement, the Issuer may extend a Suspension Period from 45 days to 60 days in any 90-day period.
     (ii) Prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement effective during the Effectiveness Period; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the

Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in the Shelf Registration Statement or supplement to the Prospectus; provided, however, that in no event will such method(s) of distribution take the form of an Underwritten Offering without the prior written consent of the Issuer, which consent may be withheld for any or no reason.
     (iii) Advise the underwriter(s), if any, and selling Holders promptly (but in any event within five Business Days) and, if requested by such Persons, to confirm such advice in writing (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Shelf Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Shelf Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, or (D) of the existence of any fact or the happening of any event, during the Effectiveness Period, that makes any statement of a material fact made in the Shelf Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Shelf Registration Statement or the Prospectus in order to make the statements therein not misleading.
     If at any time the Commission shall issue any stop order suspending the effectiveness of the Shelf Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Issuer shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time and will provide to the Initial Purchasers and each Holder who is named in the Shelf Registration Statement prompt notice of the withdrawal of any such order.
     (iv) Furnish to one counsel for the selling Holders and each of the underwriter(s), if any, before filing with the Commission, a copy of the Shelf Registration Statement and copies of any Prospectus included therein or any amendments or supplements to the Shelf Registration Statement or Prospectus (other than documents incorporated by reference after the initial filing of the Shelf Registration Statement) and reasonable opportunity to participate in the preparation of such documents for filing.

     (v) In connection with an Underwritten Offering approved pursuant to Section 4(b)(ii), make available at reasonable times for inspection by any underwriter(s) participating in any distribution pursuant to the Shelf Registration Statement and any one accounting firm or any one counsel retained by any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Issuer as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors, managers and employees of the Issuer to supply all information reasonably requested by any such underwriter, counsel or accountant in connection with the Shelf Registration Statement after the filing thereof and before its effectiveness, provided, however, that any information designated by the Issuer as confidential at the time of delivery of such information shall be kept confidential by the recipient thereof and shall be subject, upon request of the Issuer, to the execution by such persons of a confidentiality agreement in a form that is reasonable in the context of a registered public offering.
     (vi) If requested by any selling Holders who, singly or in the aggregate, have included or requested the inclusion in the Shelf Registration Statement of Transfer Restricted Securities in excess of $5,000,000 or the underwriter(s), if any, promptly incorporate in the Shelf Registration Statement or Prospectus, pursuant to a supplement or post effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation: (1) information relating to the “Plan of Distribution” of the Transfer Restricted Securities, (2) information with respect to the principal amount of Debentures or number of shares of Common Stock being sold to such underwriter(s), (3) the purchase price being paid therefor and (4) any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post effective amendment as soon as reasonably practicable after the Issuer is notified of the matters to be incorporated in such Prospectus supplement or post effective amendment.
     (vii) Furnish to each selling Holder and each of the underwriter(s), if any, upon their request, without charge, at least one copy of the Shelf Registration Statement, as first filed with the Commission, and of each amendment thereto (and any documents incorporated by reference therein or exhibits thereto (or exhibits incorporated in such exhibits by reference) as such Person may request).
     (viii) Deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; subject to any notice by the Issuer in accordance with this Section 4(b) of the existence of any fact or event of the kind described in Section 4(b)(iii)(D), the Issuer hereby consents to the use (in accordance with applicable law) of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto.
     (ix) Enter into such customary agreements (including, if requested, an underwriting agreement in customary form) as may be reasonably requested by any underwriter participating in any distribution pursuant to the Shelf Registration Statement in an Underwritten Offering approved pursuant to Section 4(b)(ii), in order to expedite or facilitate the disposition of such Transfer Restricted Securities; and in such connection, in an Underwritten Registration, whether or not an underwriting agreement is entered into, (A) upon request, furnish to each selling Holder and each underwriter, if any, in such substance and scope as they may reasonably request and as are customarily made by issuers to underwriters in primary underwritten offerings for selling security holders, upon the date of closing of any sale of Transfer Restricted Securities in an Underwritten Registration (1) a certificate, dated the date of such closing, signed by the Chief Financial Officer of the Issuer covering such matters as are customarily covered in closing certificates delivered to underwriters in connection with underwritten offerings of securities; (2) opinions, each dated the date of such closing, of counsel to the Issuer covering such of the matters as are customarily covered in legal opinions to underwriters in connection with underwritten offerings of securities; and (3) customary comfort letters, dated the date of such closing, from the independent public accountants of the Issuer (and from any other accountants whose report is contained or incorporated by reference in the Shelf Registration Statement) in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with underwritten offerings of securities; (B) set forth in full in the underwriting agreement, if any, indemnification provisions and procedures that provide rights no less protective than those set forth in Section 6 hereof with respect to all parties to be indemnified; and (C) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the selling Holders pursuant to this clause (ix).
     (x) Before any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the underwriter(s), if any, counsel for the underwriter(s) and one counsel for such Holders, in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions in the United States as the selling Holders or underwriter(s), if any, may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that the Issuer shall be required (A) to register or qualify as a foreign corporation or a dealer of securities where it is not now so qualified or to take any action that would subject it to the service of process in any jurisdiction where it is not now so subject or (B) to subject itself to taxation in any such jurisdiction if it is not now so subject.

     (xi) Cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends (unless required by applicable securities laws); and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two Business Days before any sale of Transfer Restricted Securities made by such underwriter(s).
     (xii) Use its reasonable best efforts to cause the Transfer Restricted Securities covered by the Shelf Registration Statement to be registered with or approved by such other United States governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities.
     (xiii) Subject to Section 4(b)(i) hereof, if any fact or event contemplated by Section 4(b)(iii)(D) hereof shall exist or have occurred, use its reasonable best efforts to prepare a supplement or post effective amendment to the Shelf Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.
     (xiv) Provide CUSIP numbers for all Transfer Restricted Securities not later than the effective date of the Shelf Registration Statement and provide the Trustee under the Indenture with certificates for the Debentures that are in a form eligible for deposit with The Depository Trust Company.
     (xv) In connection with any Underwritten Registration approved pursuant to Section 4(b)(ii), cooperate and assist in any filings required to be made with the NASD, including, if the Conduct Rules of the NASD or any successor thereto as amended from time to time so require, engaging a “qualified independent underwriter” (“QIU”) as contemplated therein and otherwise applying the provisions of this Agreement to such QIU as though it were a participating underwriter.
     (xvi) Otherwise use their reasonable best efforts to comply with all applicable rules and regulations of the Commission and all reporting requirements under the Exchange Act.
     (xvii) Cause the Indenture to be qualified under the TIA not later than the effective date of the Shelf Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the holders of Debentures to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use their reasonable best efforts to cause the Trustee thereunder to execute all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner.
     (xviii) Cause all Transfer Restricted Securities covered by the Shelf Registration Statement to be listed or quoted, as the case may be, on each securities exchange or automated quotation system on which similar securities issued by the Issuer are then listed or quoted.
     (xix) If requested by the underwriters in connection with any Underwritten Registration approved pursuant to Section 4(b)(ii), prepare and present to potential investors customary “road show” or marketing materials in a manner consistent with other new issuances of other securities similar to the Transfer Restricted Securities.
     (c) Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice (a “Suspension Notice”) from the Issuer of the existence of any fact of the kind described in Section 4(b)(iii)(D) hereof, such Holder will, and will use its commercially reasonable efforts to cause any underwriter(s) in an Underwritten Offering to, forthwith discontinue disposition of Transfer Restricted Securities pursuant to the Shelf Registration Statement until (i) such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 4(b)(xiii) hereof or (ii) such Holder is advised in writing by the Issuer that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Issuer, each Holder will deliver to the Issuer (at the Issuer’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice of suspension.
     5. Registration Expenses.
     (a) All expenses incident to the performance of or compliance with this Agreement by the Issuer shall be borne by the Issuer regardless of whether a Shelf Registration Statement becomes effective, including, without limitation (i) all registration and filing fees and expenses (including filings made by the Initial Purchasers or any Holders with the NASD); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws (including reasonable fees and disbursements of counsel in connection with Blue Sky qualifications); (iii) all expenses of printing (including printing of Prospectuses and certificates for the Common Stock to be issued upon conversion of the Debentures) and the expenses of the Issuer for messenger and delivery services and telephone; (iv) all fees and disbursements of counsel to the Issuer and, subject to Section 5(b) below, the Holders of Transfer Restricted Securities; (v) all application and filing fees in connection with listing (or authorizing for quotation) the Common Stock on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Issuer (including the expenses of any special audit and comfort letters required by or incident to such performance). The Issuer shall bear their internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal, accounting or other duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Issuer.
     (b) In connection with the Shelf Registration Statement required by this Agreement, including any amendment or supplement thereto, and any other documents delivered to any Holders, the Issuer shall reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities being registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel as may be chosen by a Majority of Holders for whose benefit the Shelf Registration Statement is being prepared. The Issuer shall not be required to pay any underwriting discount or commission related to the sale of any securities.
     6. Indemnification and Contribution.
     (a) The Issuer shall indemnify and hold harmless (i) each Initial Purchaser, (ii) each Holder, (iii) each person, if any, who controls (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) any of the foregoing (any of the persons referred to in this clause (iii) being hereinafter referred to as a “controlling person”) and (iv) the respective officers, directors, partners, employees, representatives and agents of each Initial Purchasers, Holder and controlling person (any person referred to in clause (i), (ii), (iii) or (iv), an “Indemnified Holder”), from and against all losses, claims, damages and liabilities, joint or several, and any actions in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to resales of the Transfer Restricted Securities), to which such Indemnified Holder may become subject (“Losses”), insofar as any such Losses arises out of, or are based upon (A) any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement, the Prospectus, any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act (“Issuer FWP”) or any blue sky application or other document prepared or executed by the Issuer (or based upon any written information furnished by the Issuer) specifically for the purpose of qualifying any or all of the Transfer Restricted Securities under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”) or any amendment or supplement to any of the foregoing or (B) the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) any act or failure to act, or any alleged act or failure to act, by any such Initial Purchaser or Holder in connection with, or relating in any manner to, the Transfer Restricted Securities, and which is included as part of or referred to in any Losses arising out of or based upon matters covered by clause (A) or (B) above (provided that the Issuer shall not be liable in the case of any matter covered by this clause (C) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such Losses resulted directly from any such act or failure to act undertaken or omitted to be taken by such Initial Purchaser or Holder, as the case may be, through its gross negligence or willful misconduct), and shall reimburse each Indemnified Holder promptly upon demand for any legal or other expenses reasonably incurred by such Indemnified Holder in connection with investigating or defending or preparing to defend against any such Losses as such expenses are incurred; provided, however, that the Issuer shall not be liable in any such case to the extent that any such losses arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Shelf Registration Statement, any Prospectus, Issuer FWP or Blue Sky Application or amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of such Holder specifically for use therein.
     (b) Each Holder, severally and not jointly, shall indemnify and hold harmless the Issuer, the Initial Purchasers and the other selling Holders, the Issuer’s officers, directors and employees and each controlling person of the foregoing to the same extent as the indemnity set forth in Section 6(a) above, but only with respect to any Losses that arises out of, or are based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information relating to such Holder furnished to the Issuer by or on behalf of such Holder (or its related Indemnified Holder) specifically for use in the Shelf Registration Statement, the Prospectus, any Issuer FWP and any Blue Sky Application; provided, that in no event shall the liability of such Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale, pursuant to the Shelf Registration Statement, of the Transfer Restricted Securities giving rise to such indemnification obligation.
     (c) Promptly after receipt by an indemnified party under this Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that (i) it may have under this Section 6 except to the extent it has been materially prejudiced by such failure and (ii) it may have to an indemnified party otherwise than under this Section 6. If any such claim or action shall be brought against an indemnified party, and such indemnified party shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that a Majority of Holders shall have the right to employ a single counsel (in addition to any local counsel) to represent jointly the Indemnified Parties, their controlling persons and their respective officers, directors, partners, employees, representatives and agents, in each case, who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 6, if a Majority of Holders seeking indemnification, as the case may be, shall have been advised by legal counsel that there may be one or more legal defenses available to them and their respective officers, employees and controlling persons that are different from or additional to those available to the Issuer, its officers, directors, employees and controlling persons, and, in such instance, the reasonable fees and expenses of a single separate counsel (in addition to any local counsel) shall be paid by the Issuer. No indemnifying party shall (1) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld, conditioned or delayed) settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party, in form and substance reasonably acceptable to each indemnified party, from all liability arising out of such claim, action, suit or proceeding and does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any indemnified party or (2) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld, conditioned or delayed) or otherwise in accordance with clause (1) above.
     (d) If the indemnification provided for in this Section 6 shall for any reason be unavailable or insufficient to hold harmless an indemnified party under Sections 6(a) or 6(b) in respect of any loss, claim, damage or liability (or action in respect thereof) referred to therein, each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability (or action in respect thereof) (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer from the offering and sale of the Transfer Restricted Securities on the one hand and a Holder with respect to the sale by such Holder of the Transfer Restricted Securities on the other, or (ii) if the allocation provided by Section 6(d)(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in Section 6(d)(i) but also the relative fault of the Issuer on the one hand and the Holders on the other in connection with the statements or omissions or alleged statements or alleged omissions that resulted in such loss, claim, damage or liability (or action in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Issuer on the one hand and a Holder on the other with respect to such offering and such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of the Debentures purchased under the Purchase Agreement (net of discounts and commissions but before deducting expenses) received by the Issuer on the one hand, bear to the total net proceeds received by such Holder with respect to its sale of Transfer Restricted Securities on the other. The relative fault of the parties shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer on the one hand or the Holders on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Issuer and each Holder agree that it would not be just and equitable if the amount of contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this Section 6(d). The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 6 shall be deemed to include, for purposes of this Section 6, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 6, no Holder shall be required to contribute any amount in excess of the amount by which the net proceeds received by such Holder from the sale of Transfer Restricted Securities pursuant to a Shelf Registration Statement exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute as provided in this Section 6(d) are several and not joint.
     (e) The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.
     (f) The indemnity and contribution provisions contained in this Section 6 shall remain operative and in full force and effect regardless of any termination of this Agreement, any investigation made by or on behalf of the Initial Purchasers, any Holder, the Issuer, any controlling persons, or any of their respective officers, directors, partners, employees, representatives and agents, and any sale of Transfer Restricted Securities pursuant to a Shelf Registration Statement.
     7. Rules 144 and 144A. In the event the Issuer is not subject to Section 13 or 15(d) of the Exchange Act, the Issuer hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A. The Issuer further covenants that, for so long as any Transfer Restricted Securities remain outstanding, it will use its reasonable best efforts to take such further action as any Holder may reasonably request in writing, all to the extent required from time to time to enable such holder to sell the Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144(k) any similar rule or regulation hereafter adopted by the Commission.
     8. Participation in Underwritten Registrations. No Holder may participate in any Underwritten Registration hereunder unless such Holder (i) agrees to sell such Holder’s Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.
     9. Selection of Underwriters. The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering if approved by the Issuer, as provided in Section 4(b)(ii).

In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by a Majority of Holders whose Transfer Restricted Securities are included in such offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Issuer.
     10. Miscellaneous.
     (a) Remedies. The Issuer acknowledges and agrees that any failure by the Issuer to comply with its obligations under Section 2 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the obligations of the Issuer under Section 2 hereof. The Issuer further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.
     (b) Adjustments Affecting Transfer Restricted Securities. The Issuer shall not take any action with the primary purpose of adversely affecting the ability of the Holders of the Transfer Restricted Securities as a class to include such Transfer Restricted Securities in a registration undertaken pursuant to this Agreement.
     (c) No Inconsistent Agreements. The Issuer will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. In addition, from and after the date hereof, the Issuer shall not enter into any agreement, nor grant to any of their security holders (other than the Holders of Transfer Restricted Securities in such capacity) the right to include any securities in the Shelf Registration Statement provided for in this Agreement other than the Transfer Restricted Securities; provided, however, that, notwithstanding anything herein to the contrary, any such rights previously granted by the Issuer shall not be negatively affected by this Agreement. Except as disclosed in the Offering Memorandum, the Issuer has not previously entered into any agreement (which has not expired or been terminated) granting any registration rights with respect to its securities to any Person which rights conflict with the provisions hereof.
     (d) Amendments and Waivers. This Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, unless the Issuer has obtained the written consent of a Majority of Holders or such greater percentage of the Holders as required by the Indenture. In the event of an assumption of the obligations under this Agreement by any Person in accordance with the terms of the Indenture, this Agreement may be amended, modified or supplemented without the consent of any Holders to provide for such assumption of the Issuer’s obligations hereunder in accordance therewith. Without the consent of each Holder of Debentures, no amendment or modification may change the provisions relating to the payment of Additional Interest during the pendency of a Registration Default.

     Each Holder of Transfer Restricted Securities outstanding at the time of any amendment, modification, supplement, waiver or consent or thereafter shall be bound by any amendment, modification, supplement, waiver or consent effected pursuant to this Section 10(d), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Transfer Restricted Securities or is delivered to such Holder.
     (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first class mail (registered or certified, return receipt requested), telex, facsimile transmission, or air courier guaranteeing overnight delivery:
if to a Holder:
To the address set forth on the records of the registrar under the Indenture or the transfer agent of the Common Stock, as the case may be;
If to the Issuer:
Trico Marine Services, Inc.
2401 Fountainview Drive, Suite 920
Houston, TX 77057
Attention: General Counsel
Facsimile: 713-780-0062
with a copy to:
Vinson & Elkins L.L.P.
1001 Fannin Street
Houston, TX 77002
Attention: Kevin Lewis
Facsimile: 713-615-5967
If to any Initial Purchaser:
c/o Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019
Attention: Syndicate Registration
Facsimile: 646-834-8133
with a copy, in the case of any notice to an Initial Purchaser pursuant to
Section 6(c):

c/o Lehman Brothers Inc.
399 Park Avenue, 10th Floor
New York, New York 10022
Attention: Director of Litigation, Office of the General Counsel
Facsimile: 212-520-0421
     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if transmitted by facsimile; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.
     (f) Third Party Beneficiaries. Holders are expressly intended third party beneficiaries of this Agreement and this Agreement may be enforced by such persons.
     (g) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including without limitation and without the need for an express assignment, each Holder of Transfer Restricted Securities; provided, however, that (i) this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder and (ii) nothing contained herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Transfer Restricted Securities, in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement.
     (h) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
     (i) Transfer Restricted Securities Held by the Issuer or Its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Issuer or its “affiliates” (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.
     (j) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
     (k) Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

     (l) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.
     (m) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Issuer with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.
[Signature Page to Follow]

     Please confirm that the foregoing correctly sets forth the agreement among the Issuer and you.

Very truly yours, Trico Marine Services, Inc.
By:
Name:
Title:

Accepted on behalf of the Initial Purchasers:
Lehman Brothers Inc.
Deutsche Bank Securities Inc.
Jefferies & Company, Inc.
By: Lehman Brothers Inc., as Authorized Representative

By:
Name:
Title:
[Signature Page to Registration Rights Agreement]